UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2020

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08	Shareholder Director Nominations

On September 30, 2020, the board of directors of Avinger, Inc. (the “Company”) established December 10, 2020 as the meeting date for the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and October 20, 2020 as the record date for determining stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting and at any adjournments or postponements thereof. The Company will provide additional details regarding the exact time, location and matters to be voted on at the 2020 Annual Meeting in the Company’s proxy statement for the 2020 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2020 Annual Meeting. Due to the fact that the date of the 2020 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2019 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern Time, October 20, 2020, which the Company believes is a reasonable time before it begins to print and send its proxy materials.

Any proposals should be delivered in writing to Avinger, Inc., 400 Chesapeake Drive, Redwood City, California 94063, Attention: Secretary. Any stockholder proposal or director nomination received after October 20, 2020 will be considered untimely and will not be included in the Company’s proxy materials for the Annual Meeting nor will it be considered at the 2020 Annual Meeting. Stockholder proposals must also comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date:	October 6, 2020	By:	/s/ Mark Weinswig
Mark Weinswig
Chief Financial Officer